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                                                                   EXHIBIT 10.13



                             UNICCO SERVICE COMPANY
                                    USC, INC.
                        UNICCO GOVERNMENT SERVICES, INC.
                              UNICCO FINANCE CORP.
                          UNICCO SERVICE OF M.I., INC.
                          UNICCO SERVICE OF N.J., INC.
                          275 Grove Street, Suite 3-200
                              Auburndale, MA 02466

                                                  Dated as of: December 21, 2000

Fleet National Bank
Individually and as Agent
100 Federal Street
Boston, Massachusetts  02110

Citizens Bank of Massachusetts
28 State Street
Boston, Massachusetts  02109

         Re:      Fifth Amendment to Loan Documents
                  ---------------------------------

Ladies and Gentlemen:

         We refer to the Amended and Restated Revolving Credit Agreement, dated as of October 17, 1997 (as amended from time to time, the "Agreement"), among Unicco Service Company, USC, Inc., Unicco Government Services, Inc., Unicco Finance Corp., Unicco Service of M.I., Inc. and Unicco Service of N.J., Inc. (collectively, the "Borrowers"), the banking institutions referred to therein as Banks (the "Banks"), and Fleet National Bank, f/k/a BankBoston, N.A., as Agent (the "Agent"). Upon the terms and subject to the conditions contained in the Agreement, you agreed to make Revolving Loans to the Borrowers.

         Terms used in this letter of agreement (the "Fifth Amendment") which are not defined herein, but which are defined in the Agreement, shall have the same respective meanings herein as therein.

         We have requested that you make certain amendments to the Agreement. You have advised us that you are prepared and would be pleased to make the amendments so requested by us on the condition that we join with you in this Fifth Amendment.

         Accordingly, in consideration of these premises, the promises, mutual covenants and agreements contained in this Fifth Amendment, and fully intending to be legally bound by this Fifth Amendment, we hereby agree with you as follows:



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                                    ARTICLE I

                             AMENDMENTS TO AGREEMENT

         Effective as of December 21, 2000, the Agreement is amended in each of the following respects:

         (a) The terms "Loan Documents" and "Security Documents" shall, wherever used in any of the Loan Documents or Security Documents, be deemed to also mean and include this Fifth Amendment.

         (b) The definition of "Revolving Loans" contained in Section 1.1 of the Agreement is hereby amended: (i) by deleting the reference to "$45,000,000" contained therein; and (ii) by inserting in place thereof the following: "$55,000,000."

         (c) The definition of "Total Commitment" contained in Section 1.1 of the Agreement is hereby amended: (i) by deleting the reference to "$45,000,000" contained therein; and (ii) by inserting in place thereof the following: "$55,000,000."

         (d) Section 1.1 of the Agreement is hereby amended by inserting the following two new definitions immediately after the definition of "Total Liabilities" contained therein:

                  "TOTAL SENIOR DEBT. As at any date of determination, on a Combined basis for the Borrower Affiliated Group, the aggregate amount of Senior Debt outstanding on such date."

                  "TOTAL SENIOR DEBT RATIO. As at the end of any fiscal quarter of the Borrower Affiliated Group, the ratio of (i) Total Senior Debt as at the end of such fiscal quarter, to (ii) EBITDA for the four consecutive fiscal quarters ending on the last day of such fiscal quarter."

         (e) Section 6.7 of the Agreement is hereby amended to read in its entirety as follows:

                  "6.7     TOTAL DEBT RATIO. The Borrower Affiliated Group shall
                  not permit the Total Debt Ratio of the Borrower Affiliated Group as at the last day of any fiscal quarter in any fiscal period identified below to be greater than the ratio specified below opposite such period:



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                                                                    Maximum
                                     Period                          Ratio
                                     ------                       -----------

                           For any fiscal quarter ending          5.00 to 1
                           on or after December 31, 2000
                           through June 30, 2001

                           For any fiscal quarter ending          4.75 to 1"
                           on or after September 30, 2001


         (f) Section 6.8 of the Agreement is hereby amended to read in its entirety as follows:

                  "6.8 FIXED CHARGE COVERAGE RATIO. The Borrower Affiliated Group shall not permit the Fixed Charge Coverage Ratio of the Borrower Affiliated Group as at the last day of any fiscal quarter in any fiscal period identified below to be less than the ratio specified below opposite such period:

                                                                    Maximum
                                     Period                          Ratio
                                     ------                       -----------

                           For any fiscal quarter ending          1.40 to 1
                           on or after December 31, 2000
                           through June 30, 2001

                           For any fiscal quarter ending          1.50 to 1"
                           on or after September 30, 2001

         (g) Section 6.9 of the Agreement is hereby amended to read in its entirety as follows:

                  "6.9     MINIMUM INTEREST COVERAGE. The Borrower Affiliated
                  Group shall not permit the Minimum Interest Coverage of the Borrower Affiliated Group as at the last day of any fiscal quarter, for the four consecutive fiscal quarters then ending, to be less than 2.05 to 1."

         (h) Section 6 of the Agreement is hereby amended by inserting, immediately following Section 6.9 thereof, the following new Section 6.9A:

                  "6.9A.   TOTAL SENIOR DEBT RATIO. The Borrower Affiliated
                  Group shall not permit the Total Senior Debt Ratio of the Borrower Affiliated Group as at the last day of any fiscal quarter in any fiscal period identified below to be greater than the ratio specified below opposite such period:


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                                                                    Maximum
                                     Period                          Ratio
                                     ------                       -----------

                           For any fiscal quarter ending           3.00 to 1
                           on or after December 31, 2000
                           through March 31, 2001

                           For any fiscal quarter ending           2.50 to 1"
                           on or after June 30, 2001.

         (i) SCHEDULE 1 to the Agreement is amended to read in its entirety as set forth in Annex 1 hereto.

                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

         The Borrowers hereby jointly and severally represent and warrant to you as follows:

         (a) REPRESENTATIONS IN AGREEMENT. Each of the representations and warranties made by the Borrowers to you in the Agreement was true, correct and complete when made and is true, correct and complete in all material respects on and as of the date hereof with the same full force and effect as if each of such representations and warranties had been made by the Borrowers on the date hereof and in this Fifth Amendment (except to the extent such representations and warranties expressly relate to an earlier date).

         (b) NO DEFAULTS OR EVENTS OF DEFAULT. No Default or Event of Default exists on the date of this Fifth Amendment (both before and after giving effect to all of the arrangements and transactions contemplated by this Fifth Amendment).

         (c) BINDING EFFECT OF DOCUMENTS. This Fifth Amendment has been duly executed and delivered to you by the Borrowers and is in full force and effect as of the date hereof, and the agreements and obligations of the Borrowers contained herein constitute the joint and several, and legal, valid and binding obligations of the Borrowers enforceable against the Borrowers in accordance with their respective terms.

                                   ARTICLE III

                        PROVISIONS OF GENERAL APPLICATION

         (a) NO OTHER CHANGES. Except to the extent specifically amended and supplemented hereby, all of the terms, conditions and the provisions of the Agreement and each of the Loan Documents and Security Documents shall remain unmodified, and the Agreement and each of the other Loan Documents and Security Documents, as



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amended and supplemented by this Fifth Amendment, are confirmed as being in full force and effect.

         (b) GOVERNING LAW. This Fifth Amendment is intended to take effect as a sealed instrument and shall be deemed to be a contract under the laws of the Commonwealth of Massachusetts. This Fifth Amendment and the rights and obligations of each of the parties hereto and thereto shall be governed by and interpreted and determined in accordance with the laws of the Commonwealth of Massachusetts.

         (c) BINDING EFFECT; ASSIGNMENT. This Fifth Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors in title and assigns.

         (d) COUNTERPARTS. This Fifth Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed an original, but all of which together shall constitute one instrument. In making proof of this Fifth Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

         (e) CONFLICT WITH OTHER AGREEMENTS. If any of the terms of this Fifth Amendment shall conflict in any respect with any of the terms of any of the Agreement or any other Loan Document, the terms of this Fifth Amendment shall be controlling.

         (f) CONDITIONS PRECEDENT. This Fifth Amendment shall be effective as of December __, 2000, but only if each of the following conditions has been met to the satisfaction of the Agent: (i) the form of acceptance at the end of this Fifth Amendment shall be signed by each of the Borrowers, the Guarantor, the Agent and the Banks, (ii) the Borrowers shall have delivered amended and restated promissory notes to the Banks, in form satisfactory to the Banks, reflecting the aggregate increase in the Revolving Credit Commitments, (iii) the Borrowers shall have paid to the Agent, for the benefit of the Banks, an amendment fee in the aggregate amount equal to $25,000 (to be shared by the Banks equally), and (iv) the Agent shall have received an original of any necessary consents to this Fifth Amendment.

         (g) FIELD EXAMINATION. The Borrowers acknowledge and agree that the Agent intends to conduct a field examination prior to January 31, 2001, and based upon the results of such field examination, the Borrowing Base will be reviewed and, if necessary, adjusted. The completion of the field examination shall not be a condition precedent to the effectiveness of this Fifth Amendment.

         (h) RETURN OF CANCELLED NOTES. Following the execution and delivery of the promissory notes referred to in clause (f) above, each of the Banks shall cancel and return to the Borrowers the original promissory notes which are being superceded.

         If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart of this Fifth Amendment and return such counterpart to the



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undersigned, whereupon this Fifth Amendment, as so accepted by you, shall become a binding agreement among you and the undersigned.

                                     Very truly yours,

                                     THE BORROWERS:

                                     UNICCO SERVICE COMPANY

                                     By: /s/ George A. Keches
                                        _______________________________
                                        Title: Treasurer

                                     USC, INC.

                                     By: /s/ George A. Keches
                                        _______________________________
                                        Title: Treasurer

                                     UNICCO GOVERNMENT SERVICES, INC.

                                     By: /s/ George A. Keches
                                        _______________________________
                                        Title: Treasurer

                                     UNICCO FINANCE CORP.

                                     By: /s/ George A. Keches
                                        _______________________________
                                        Title: Treasurer

                                     UNICCO SERVICE OF M.I., INC.

                                     By: /s/ George A. Keches
                                        _______________________________
                                        Title: Treasurer

                                     UNICCO SERVICE OF N.J., INC.

                                     By: /s/ George A. Keches
                                        _______________________________
                                        Title: Treasurer


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         The foregoing Fifth Amendment is hereby accepted by the undersigned as of December 21, 2000.

THE BANKS:

FLEET NATIONAL BANK


By: /s/ Michael A. Palmer
_______________________________
Title: Senior Vice President


CITIZENS BANK OF MASSACHUSETTS


By: /s/ David Costello
_______________________________
Title: Senior Vice President


THE AGENT:

FLEET NATIONAL BANK, as Agent


By: /s/ Michael A. Palmer
_______________________________
Title: Senior Vice President








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                              CONSENT OF GUARANTOR


         Unicco Facility Services Canada Company (the "Guarantor") has guaranteed the Obligations of the Borrowers under (and as defined in) the Agreement by executing one or more Unlimited Guarantees, dated as of October 17, 1997 (the "U-Canada Guaranty"). By executing this letter, the Guarantor hereby absolutely and unconditionally reaffirms the U-Canada Guaranty and acknowledges and agrees to the terms and conditions of this Fifth Amendment, and the Agreement as amended hereby.

                                 UNICCO FACILITY SERVICES CANADA COMPANY

                                 By: /s/ George A. Keches
                                     __________________________
                                     Title: Vice President












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                                                                         ANNEX 1


                                   SCHEDULE 1


                           Bank Commitment Percentages


                                       Commitment          Commitment
Bank                                     Amount            Percentage
----                                   ----------          ----------

Fleet National Bank                   $45,000,000           81.81818%
100 Federal Street
Boston, MA  02110

Citizens Bank of Massachusetts        $10,000,000           18.18182%
28 State Street
Boston, MA  02109

















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